UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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TEN Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TEN Holdings, Inc.

1170 Wheeler Way

Langhorne, PA 19047

September 10, 2026

Dear fellow stockholders:

It is my pleasure to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of TEN Holdings, Inc. (the “Company,” “we,” “our” or “us”). The Annual Meeting will be held on October 29, 2026, at 9:00 a.m., Eastern Time, via live webcast at www.virtualshareholdermeeting.com/XHLD2026. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation. The Annual Meeting is being held for the following purposes, as described in the enclosed Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”) and Proxy Statement (the “Proxy Statement”):

1.	To elect four (4) directors to serve until the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal;

2.	To vote upon the ratification of the appointment of AssentSure PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	To consider and act on other matters that may properly come before the Annual Meeting or any postponements, adjournments or continuations thereof.

The Notice of Annual Meeting and Proxy Statement contain important information about the Annual Meeting and matters for your consideration. Your vote is important, and regardless of whether you plan to attend the Annual Meeting, I encourage you to review the materials carefully and submit your proxy.

Thank you for your continued support.

Sincerely,

/s/ Virgilio D. Torres
Virgilio D. Torres
Chief Executive Officer and Chief Financial Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of TEN Holdings, Inc.:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of TEN Holdings, Inc. (the “Company,” “we,” “our” or “us”) will be held on October 29, 2026, at 9:00 a.m., Eastern Time, via live webcast at www.virtualshareholdermeeting.com/XHLD2026. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation.

The Annual Meeting is being held for the following purposes, as more fully described in the Proxy Statement (the “Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”):

1.	To elect four (4) directors to serve until the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal;

2.	To vote upon the ratification of the appointment of AssentSure PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	To consider and act on other matters that may properly come before the Annual Meeting or any postponements, adjournments or continuations thereof.

You are cordially invited to attend the Annual Meeting. Only holders of record of the Company’s common stock, par value $0.0001 per share (our “Common Stock”), at the close of business on September 4, 2026 are entitled to notice of, and to vote at, the Annual Meeting or any postponements, adjournments or continuations thereof.

A Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) relating to the Annual Meeting, and, in the case of stockholders who have requested delivery of the materials in paper form, this Notice of Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on March 18, 2026 (our “Annual Report”), and the accompanying Proxy Statement and proxy materials, are first being sent to the Company’s stockholders on or about September 10, 2026.

YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the Annual Meeting, and no matter how many shares of Common Stock you own, please vote your shares by Internet, telephone or mail pursuant to the instructions included on the proxy card if you received a paper copy of the Proxy Statement. If you attend the Annual Meeting, you may vote your shares over the Internet, even though you have previously signed and returned your proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on October 29, 2026.

In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. We are providing the Notice of Internet Availability to notify you of the availability of our proxy materials on the Internet. The Notice of Internet Availability, Notice of Annual Meeting, Proxy Statement and the accompanying proxy materials, including the form of proxy, and our Annual Report are available through the Internet at https://www.tenholdingsinc.com/investor-relations.

By Order of the Board of Directors,

/s/ Virgilio D. Torres
Virgilio D. Torres
Chief Executive Officer and Chief Financial Officer

September 10, 2026

TEN Holdings, Inc.

Proxy Statement

i

TEN HOLDINGS, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 9:00 A.M., EASTERN TIME, ON OCTOBER 29, 2026

This proxy statement (the “Proxy Statement”) and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of TEN Holdings, Inc. (the “Company”) for use at the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on October 29, 2026, at 9:00 a.m., Eastern Time, via live webcast at www.virtualshareholdermeeting.com/XHLD2026. References in this Proxy Statement to “we,” “us,” or “our” refer to the Company. Only holders of record of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at the close of business on September 4, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder, for any purpose germane to the Annual Meeting, during normal business hours at the Company’s offices at 1170 Wheeler Way, Langhorne, Pennsylvania 19047 for a period of 10 days before the Annual Meeting, as well as during the Annual Meeting.

A Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) relating to the Annual Meeting, and, in the case of stockholders who have requested delivery of the materials in paper form, the above Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”), our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2026 (our “Annual Report”), and this Proxy Statement and the accompanying proxy materials, are first being sent to the Company’s stockholders on or about September 10, 2026. The Notice of Internet Availability instructs you on how to access and review this Proxy Statement and our Annual Report. The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our Named Executive Officers (as defined herein) and our directors, and certain other required information.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on October 29, 2026.

In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. We are providing the Notice of Internet Availability to notify you of the availability of our proxy materials on the Internet. The Notice of Internet Availability, the above Notice of Annual Meeting, the Proxy Statement and the accompanying proxy materials, including the form of proxy, and our Annual Report are available through the Internet at https://www.tenholdingsinc.com/investor-relations.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY. INFORMATION CONTAINED ON, OR THAT CAN BE ACCESSED THROUGH, OUR WEBSITE IS NOT INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT AND REFERENCES TO OUR WEBSITE ADDRESS IN THIS PROXY STATEMENT ARE INACTIVE TEXTUAL REFERENCES ONLY.

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Questions and Answers About the Annual Meeting

What items will be voted on at the Annual Meeting?

Stockholders will vote on the following items at the Annual Meeting:

1.	The election of four (4) directors to serve until the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal;

2.	The ratification of the appointment of AssentSure PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	Other matters that may properly come before the Annual Meeting or any postponements, adjournments or continuations thereof.

When and where is the Annual Meeting?

The Annual Meeting will be held on October 29, 2026, at 9:00 a.m., Eastern Time, via live webcast at www.virtualshareholdermeeting.com/XHLD2026.

We have decided to hold the Annual Meeting in a virtual meeting format only. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation by enabling stockholders to participate from any location around the world, improve our ability to communicate more effectively with our stockholders, provide for cost savings to us and to our stockholders, and reduce the environmental impact of our Annual Meeting. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. We are providing opportunities to submit questions prior to the meeting to enable us to address appropriate questions at the Annual Meeting.

Who may vote at the Annual Meeting?

Stockholders of record as of the close of business on the Record Date are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were 11,979,943 shares of Common Stock issued and outstanding, held by 13 holders of record. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

The shares to be voted include shares of our Common Stock that are (i) held of record directly in a stockholder’s name and (ii) held for stockholders in “street name” through a broker, bank or other agent. If your shares are registered directly in your name with our stock transfer agent, Computershare Inc. (“Computershare”), you are considered the “stockholder of record” with respect to those shares. If your shares are held in a stock brokerage account or by a bank, broker or other agent, you are considered the “beneficial owner” of those shares, which are held in “street name.”

How many shares must be present or represented to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of stockholders. In accordance with our bylaws, the presence at the Annual Meeting of the holders of at least one third of the outstanding voting shares of stock shall constitute a quorum for the transaction of any business at the Annual Meeting. Virtual attendance at the Annual Meeting constitutes presence “in person” for purposes of quorum and voting at the Annual Meeting. Abstentions, if any, and “broker non-votes” will be counted as present for purposes of determining whether a quorum is present. If you are a beneficial owner of shares held in street name and you do not provide the broker, bank or other agent that holds your shares with specific voting instructions, under the rules of the Financial Industry Regulatory Authority and the stock exchange rules applicable to such broker, bank or other agent, the broker, bank or other agent that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters, matters related to the election of directors, executive compensation or any other significant matter. If you do not provide your bank, broker or other agent with instructions on how to vote your shares held in street name on a “non-routine” matter, the institution that holds your shares will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

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What vote is required to approve the Proposals?

Proposal One (the “Election of Directors Proposal”)

The election of directors requires a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Election of Directors Proposal. You may vote “FOR” or “WITHHOLD” on the nominees for the Election of Directors Proposal. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. No cumulative voting is permitted. For the Election of Directors Proposal, if no voting direction is indicated on a proxy card that is signed and returned, the shares will be considered votes “FOR” the election of all director nominees set forth in this Proxy Statement.

The Election of Directors Proposal will be considered a “non-routine” matter. Thus, a bank, broker or other agent cannot vote without your instructions on the Election of Directors Proposal, and consequently, if your shares are held in street name, you must provide your bank, broker or other agent with instructions on how to vote your shares in order for your shares to be voted on the Election of Directors Proposal. As a result, any shares not voted “FOR” a particular nominee will not be counted in such nominee’s favor and will have no effect on the outcome of the Election of Directors Proposal.

Proposal Two (the “Auditor Ratification Proposal”)

The affirmative vote of a majority of votes cast is required to ratify the appointment of AssentSure PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2026. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the Auditor Ratification Proposal. “Majority of votes cast” means that the number of shares voted “FOR” the Auditor Ratification Proposal must exceed the number of shares voted “AGAINST” the Auditor Ratification Proposal. Abstentions, if any, will have no effect on the outcome of the Auditor Ratification Proposal.

The Auditor Ratification Proposal will be considered a “routine” matter. Thus, if you hold shares in street name and do not otherwise instruct your bank, broker or other agent, the bank, broker or other agent may turn in a proxy card voting your shares “FOR” the Auditor Ratification Proposal. We do not expect any broker non-votes on the Auditor Ratification Proposal because such proposal is considered a “routine” matter.

How does the Board recommend that I vote?

The Board recommends a vote (1) “FOR” all nominees listed in the Election of Directors Proposal, (2) “FOR” the Auditor Ratification Proposal and (3) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. We do not presently anticipate that any other business will be presented for action at the Annual Meeting.

How do I vote?

If you are a stockholder of record, you will receive the Notice of Internet Availability by mail to notify you of the availability of the proxy materials on the Internet. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Annual Meeting. If you wish to vote at the Annual Meeting, you may do so by joining the live Annual Meeting webcast on October 29, 2026, at 9:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/XHLD2026. If you wish to grant your voting proxy directly to us, please choose one of the following methods:

1)	By internet: www.proxyvote.com
2)	By telephone: 1-800-690-6903
3)	By mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a notice and voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted. To vote in person at the Annual Meeting you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with the notice or other voting instruction form, or contact your broker, bank, or other agent.

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We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Your vote will not be disclosed either within the Company or to third parties, except: (i) as may be necessary to meet applicable legal requirements or to assert or defend claims for or against the Company; (ii) to allow for the tabulation of votes and certification of the vote; and (iii) to facilitate a successful proxy solicitation.

Can I request a paper or email copy of the proxy materials?

Yes. If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge for requesting a copy. Please choose one of the following methods to make your request:

1)	By internet: www.proxyvote.com
2)	By telephone: 1-800-579-1639
3)	By email: sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated on your Notice of Internet Availability) in the subject line.

Can I change my vote after I have mailed my proxy card?

Yes. Whether you attend the Annual Meeting or not, any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. If you are a stockholder of record, your proxy may be revoked in writing to the Company’s Secretary, at or before the taking of the vote at the Annual Meeting. A written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares, will be treated as the final vote.

Holders of record may also revoke their proxies by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our Secretary at TEN Holdings, Inc., 1170 Wheeler Way, Langhorne, Pennsylvania 19047. Any written notice of revocation must be received at such address by 11:59 p.m., Eastern Time, on October 28, 2026.

If you hold your shares in “street name” through a bank, broker, dealer, trust company, or other agent, you should follow the instructions of such bank, broker, dealer, trust company, or other agent regarding revocation of proxies.

How are proxies solicited for the Annual Meeting?

The Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by the Company. We may, on request, reimburse banks, brokers or other agents for reasonable expenses that they incur in sending our proxy materials to you if a bank, broker or other agent holds shares of our Common Stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Where can I find the results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will file an additional Current Report on Form 8-K to publish the final voting results within four business days of such final voting results being made available to us.

Who can help answer my other questions?

If you have more questions about the Annual Meeting, including the proposals described in the Proxy Statement or voting, you should contact our Secretary at TEN Holdings, Inc., 1170 Wheeler Way, Langhorne, Pennsylvania 19047.

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Proposal ONe: The Election of Directors Proposal

The Board has nominated Mr. Virgilio D. Torres, Ms. Christina M. Maldonado, Ms. Yee Won Hiew and Mr. Kevin Cheong Jia Jin for election as directors of the Company. Three of the four nominees are currently directors of the Company. Mr. Gan Yong Sheng, a current director, is not standing for re-election at the Annual Meeting. After a thoughtful selection process, the Board, acting upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), has nominated Ms. Yee Won Hiew for election at the Annual Meeting. Ms. Yee Won Hiew was recommended to the Nominating and Corporate Governance Committee and the Board by stockholders of the Company.

If elected to the Board, each nominee will hold office until our annual meeting of stockholders to be held in 2027 and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal.

Each of Messrs. Torres and Cheong Jia Jin and Mses. Maldonado and Yee Won Hiew has consented to being named as a nominee and, if elected, to serve as a director. The Nominating and Corporate Governance Committee and the Board believe that each of these nominees possesses the attributes we seek in directors generally, as well as the individual experiences, qualifications and skills included in their individual biographies below.

If any nominee is unable to serve, which the Board has no reason to expect, the persons named in the proxy intend to vote for the balance of those nominees named above and, if they deem it advisable, for a substitute nominee.

Nominees for Election

The following table identifies our director nominees and sets forth their ages as of September 10, 2026. Additional biographical description of the nominee, including length of service, is set forth in the text below the table. The description includes primary individual experience, qualifications and skills of each nominee that led to the conclusion that such nominee should serve as a member of the Board at this time.

Name of Director Nominee	Age	Position
Virgilio D. Torres	37	Chief Executive Officer, Chief Financial Officer, Secretary and Director
Christina M. Maldonado	36	Director
Yee Won Hiew	36	Director Nominee
Kevin Cheong Jia Jin	28	Director

Mr. Virgilio D. Torres has served as our Chief Executive Officer since May 2026, as our Secretary since March 2026, and as our Chief Financial Officer and director since June 2025. From March 2022 to March 2025, Mr. Torres served as the vice president for finance at Obsess Inc., a software as a service solution provider, where he built and scaled the finance function, implemented financial controls and revenue recognition processes, and supported fundraising efforts. From September 2020 to March 2022, he was a senior manager at Exactera LLC, a developer of tax compliance software, where he led financial operations and supported board and investor communications. From July 2019 to September 2020, he was a manager at Blue Apron Holdings Inc., a holding company for subsidiaries providing meal kit delivery services, where he oversaw financial planning, budgeting, and fundraising efforts. Mr. Torres received his bachelor’s degree in finance from Pace University in 2013.

Ms. Christina M. Maldonado has served as our independent director since February 2026. Ms. Maldonado has served as Director of Investor Relations and Head of the U.S. Investor Relations team at Lambert by LLYC, a public relations and investor relations firm, since October 2025, where she leads investor relations strategy and execution for a portfolio of public company and capital markets clients, advising on investor engagement, corporate messaging, capital markets communications, and business development. From June 2020 to February 2025, Ms. Maldonado served at Teneo, a global CEO advisory firm (the “Firm”), where she advised Fortune 500 management teams on investor relations, earnings preparation, IPOs, M&A transactions, investor days, and stockholder communications. She joined the Firm as a Senior Associate and was subsequently promoted to Vice President in January 2022. From June 2018 to June 2020, Ms. Maldonado served as a Senior Investor Relations Analyst at Blue Apron Holdings, Inc., a holding company for subsidiaries providing meal kit delivery services, where she helped lead the company’s investor relations program, managed quarterly earnings processes, supported investor targeting efforts, and advised executive leadership during a critical turnaround period. From January 2015 to March 2018, she served as a Portfolio Analyst at BNY Mellon Wealth Management, an investment management, asset servicing and wealth management firm, where she co-managed investment portfolios for high-net-worth and institutional clients and conducted financial analysis to support asset allocation and capital markets strategy. From October 2011 to January 2015, Ms. Maldonado served as a Senior Fixed Income Market Analyst at Thomson Reuters LPC (now LSEG), a financial infrastructure and data provider, where she produced market intelligence on the U.S. Corporate bond market and managed relationships with investment banking syndicate desks. Ms. Maldonado received her Bachelor of Arts degree in Managerial Economics and Spanish from Union College in 2011 and completed the Tuck BusinessBridge Program at Dartmouth College in 2011.

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Ms. Yee Won Hiew has served as an Associate Director at Insightnetic Consultancy Limited, a risk management, internal controls, internal audit, and corporate governance consulting firm since October 2021, where she specializes in providing independent corporate consultancy services for private and listed companies. From December 2018 to August 2021, Ms. Hiew oversaw catering operations for Kater Limited, a family business consisting of six restaurants. From January 2014 to November 2018, Ms. Hiew was an Auditor at HLB Hodgson Impey Cheng Limited, a Certified Public Accountants firm, where she managed audits, mergers and acquisitions, and IPO engagements across multiple industries. Ms. Hiew received her bachelor’s degree in Accounting and Finance in 2012 and her master’s degree in International Banking and Finance in 2013, both from The University of Salford.

Mr. Kevin Cheong Jia Jin has served as our independent director since July 2026. Mr. Cheong Jia Jin has experience in information technology operations, infrastructure management, and digital transformation initiatives. With a strong technical foundation and leadership background, he has played key roles in supporting IT strategy, operational efficiency, and technology-driven business solutions across growing organizations. Mr. Cheong Jia Jin has served as Vice President of the IT Department at Limitless Design Studio Pte Ltd since December 2025, an interior design firm, where he oversees technology planning and IT operations to support business objectives and strengthen digital capabilities. Prior to this role, he worked as an IT Engineer at Genworx Pte Ltd, a provider of cloud solutions and cybersecurity services, from November 2023 to December 2025, managing system infrastructure, troubleshooting technical issues, and supporting day-to-day IT operations. Mr. Cheong Jia Jin has been recognized for his contributions to IT leadership and operational excellence through multiple industry and company awards, including the Outstanding IT Leadership Award and Digital Transformation Contribution Award. Mr. Cheong Jia Jin holds an undergraduate degree in Computer Science from the Singapore Institute of Management and is fluent in English, Chinese, and Cantonese.

Vote Required and the Board’s Recommendation

To be elected, the director nominees must receive the affirmative vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Election of Directors Proposal. You may vote “FOR” or “WITHHOLD” on the nominees for the Election of Directors Proposal. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. No cumulative voting is permitted. If no voting direction is indicated on a proxy card that is signed and returned, the shares will be considered votes “FOR” the election of all director nominees set forth in this Proxy Statement. The Election of Directors Proposal will be considered a “non-routine” matter. Thus, a bank, broker or other agent cannot vote without your instructions on the Election of Directors Proposal, and consequently, if your shares are held in street name, you must provide your bank, broker or other agent with instructions on how to vote your shares in order for your shares to be voted on the Election of Directors Proposal. As a result, any shares not voted “FOR” a particular nominee will not be counted in such nominee’s favor and will have no effect on the outcome of the Election of Directors Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE.

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Proposal TWO: The Auditor Ratification Proposal

The Audit Committee of the Board (the “Audit Committee”) has appointed the firm of AssentSure PAC (“AssentSure”) as our independent registered public accounting firm to audit our financial statements for the current fiscal year, subject to the ratification of such appointment by our stockholders. Representatives of AssentSure are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of AssentSure as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of AssentSure to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain AssentSure. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Audit Fees

For the years ended December 31, 2025 and 2024, we incurred aggregate fees and expenses of approximately $0.3 million and $0.2 million, respectively, from AssentSure, Grassi & Co., CPAs, P.C. and CohnReznick for work completed for our annual audits. AssentSure and Grassi & Co., CPAs, P.C. were appointed our auditors in the year ended December 31, 2025 and 2024, respectively.

(in thousands)	Years ended December 31,
	2025	2024
Audit Fees	$290	$236
Audit-Related Fees	$—	$—
Tax Fees	$23	$—
All Other Fees	$—	$—
Total Fees	$313	$236

Pre-Approval Policy

Pursuant to our Audit Committee charter, the Audit Committee is directly responsible for the appointment, compensation, retention, removal and oversight of the work of the independent auditor. The Audit Committee does not have written policies and procedures related to pre-approval of audit or nonaudit services, however, the Audit Committee, pursuant to the Audit Committee charter, pre-approves the engagement of all independent auditors. Audit Committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures, if and when such policies and procedures are established by the Audit Committee, regarding the Company’s engagement of the independent auditor, provided that the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the management of the Company. For the years ended December 31, 2025 and 2024, the Audit Committee pre-approved all work performed by AssentSure and Grassi & Co., CPAs, P.C.

Vote Required and Board’s Recommendation

Approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of votes cast on the Auditor Ratification Proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the Auditor Ratification Proposal. “Majority of votes cast” means that the number of shares voted “FOR” the Auditor Ratification Proposal must exceed the number of shares voted “AGAINST” the Auditor Ratification Proposal. Abstentions, if any, will have no effect on the outcome of the Auditor Ratification Proposal. The Auditor Ratification Proposal will be considered a “routine” matter. Thus, if you hold shares in street name and do not otherwise instruct your bank, broker or other agent, the bank, broker or other agent may turn in a proxy card voting your shares “FOR” the Auditor Ratification Proposal. We do not expect any broker non-votes on the Auditor Ratification Proposal because such proposal is considered a “routine” matter. If the appointment is not ratified, the matter will be referred to the Audit Committee for further review.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL.

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CORPORATE GOVERNANCE

Composition of the Board

The Board consists of four members. There are no contractual obligations regarding the election of our directors. Our Nominating and Corporate Governance Committee and the Board may therefore consider a broad range of factors relating to the qualifications and background of nominees.

Our Nominating and Corporate Governance Committee’s and the Board’s priority in selecting directors is identification of persons who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among members of the Board, knowledge of our business, understanding of the competitive landscape, professional and personal experiences, and expertise relevant to our growth strategy. Our directors hold office until the next annual meeting of the stockholders, or until their earlier resignation or removal. Our bylaws also provide that our directors may be removed, with or without cause, by the resolutions of the Board and that newly created directorships and any vacancies in the Board may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

Director Independence

The Board, upon the recommendation of the Nominating and Corporate Governance Committee, determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the independence standards under the Nasdaq listing standards and applicable SEC rules and regulations. The Board must also affirmatively determine, in its opinion, and upon the recommendation of the Nominating and Corporate Governance Committee, that each director has no relationship that would interfere with the directors’ exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards and applicable SEC rules and regulations, the Nominating and Corporate Governance Committee and the Board will consider all relevant facts and circumstances in determining whether a director is independent. The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has determined that three of our current four directors, Gan Yong Sheng, Christina M. Maldonado and Kevin Cheong Jia Jin, satisfy the independence requirements of Nasdaq and applicable SEC rules and regulations. The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has also determined that our director nominee, Ms. Yee Won Hiew, satisfies the independence requirements of Nasdaq and applicable SEC rules and regulations, subject to her election to the Board by stockholders. In addition, all current members of our Audit Committee, the Compensation Committee of the Board (the “Compensation Committee”), and Nominating and Corporate Governance Committee are also independent directors as defined under the Nasdaq listing standards and SEC rules and regulations applicable to such committee members. Ms. Yee Won Hiew is expected to be appointed to the Audit Committee and Nominating and Corporate Governance Committee, subject to her being elected as a director at the Annual Meeting.

Board Leadership Structure

Currently, Mr. Virgilio D. Torres serves as the Chairman of the Board and the Chief Executive Officer, Chief Financial Officer and Secretary of the Company. In his role as Chief Executive Officer, Mr. Torres is responsible for recommending strategic decisions and capital allocation to the Board and ensuring the execution of the recommended plans. As Chairman of the Board, Mr. Torres is also responsible for leading the Board in its fundamental role of providing advice to and independent oversight of management. Ms. Christina M. Maldonado serves as the lead independent director of the Board. In her role as lead independent director of the Board, Ms. Maldonado is responsible for coordinating the activities of the independent directors, including (i) presiding over the executive session of the independent directors, (ii) coordinating the agenda for the executive sessions of independent directors, (iii) providing feedback to the Chair of the Board and Chief Executive Officer on discussions in executive sessions, (iv) reviewing and providing input to the agenda for each meeting of the Board, (v) providing advice and counsel to the Chair of the Board and Chief Executive Officer and (vi) handling other duties as specified by the Board. The Board believes that this is currently the appropriate leadership structure given the size and activities of the Company.

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Board’s Role in Risk Oversight

The Board has extensive involvement in the oversight of risk management related to us and our business as a whole, including our strategy, business performance, capital structure, management selection, compensation programs, stockholder engagement, corporate reputation, sustainability matters, and ethical business practices. The Board does not have a standing risk management committee but rather discharges various aspects of its oversight responsibilities through its standing committees, which in turn report to the Board regularly regarding their activities. The Audit Committee represents our Board by overseeing our accounting and financial reporting processes, including the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of our internal audit function and independent auditor. The Compensation Committee reviews the Company’s human capital management practices and related risks. It also oversees our compensation philosophy to determine whether it encourages excessive risk-taking and reviews and discusses the relationship between risk management policies and practices and compensation. The Nominating and Corporate Governance Committee provides oversight over compliance with legal and regulatory requirements, ethics and whistleblower matters. In addition, our Board receives periodic detailed operating performance reviews from management.

Committees of the Board

The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The function and authority of these committees are described below.

Audit Committee. We have established the Audit Committee and adopted a charter for the Audit Committee. The charter can be found in the “Governance” section of the “Investors” tab on the Company’s website at https://www.tenholdingsinc.com/. Our Audit Committee currently consists of Ms. Christina M. Maldonado, Mr. Gan Yong Sheng, and Mr. Kevin Cheong Jia Jin. Ms. Yee Won Hiew is expected to be appointed to the Audit Committee, subject to her being elected as a director at the Annual Meeting. Ms. Maldonado is the chair of our Audit Committee. We have determined that Ms. Maldonado, Mr. Yong Sheng, Mr. Cheong Jia Jin and Ms. Yee Won Hiew satisfy the “independence” requirements of the Nasdaq listing rules and Rule 10A-3 under the Exchange Act. Our Board has also determined that Ms. Maldonado qualifies as an audit committee financial expert within the meaning of the SEC rules and possesses financial sophistication within the meaning of the Nasdaq listing rules. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our Company. The Audit Committee is responsible for, among other things:

●	appointing the independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by the independent auditors;

●	reviewing with the independent auditors any audit problems or difficulties and management’s response;

●	discussing the annual audited financial statements with management and the independent auditors;

●	reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposures;

●	reviewing and approving all proposed related party transactions;

●	meeting separately and periodically with management and the independent auditors; and

●	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance.

Compensation Committee. Because we are no longer a “controlled company” within the meaning of the corporate governance standards of Nasdaq, on February 2, 2026, we formed the Compensation Committee and adopted a charter for the Compensation Committee, as required by Nasdaq listing rules. The charter can be found in the “Governance” section of the “Investors” tab on the Company’s website at https://www.tenholdingsinc.com/. The charter provides that the Compensation Committee may form and delegate authority to subcommittees consisting of one or more of its members, with such powers as the Compensation Committee shall from time to time confer. Pursuant to the charter, and to the extent permitted by applicable law, stock exchange rule and the provisions of a specific equity-based plan, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other equity awards, and amend the terms of such awards, pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company, with such power to be limited to the parameters set forth in the applicable resolutions adopted by the Compensation Committee. The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other advisor as is necessary or appropriate to fulfill its responsibilities and is directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant, legal counsel or other advisor.

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Our Compensation Committee consists of Ms. Christina M. Maldonado and Mr. Kevin Cheong Jia Jin. Ms. Maldonado is the chair of our Compensation Committee. We have determined that Ms. Maldonado and Mr. Cheong Jia Jin satisfy the “independence” requirements of the Nasdaq listing rules. The Compensation Committee oversees the Company’s compensation philosophy and programs, including executive and director compensation, performance goals, incentive and equity plans, employee benefits, and related public disclosures. It also reviews significant human-resources policies, management performance and succession planning, compensation-advisor independence, clawback matters, and stock-ownership guidelines.

Nominating and Corporate Governance Committee. Because we are no longer a “controlled company” within the meaning of the corporate governance standards of Nasdaq, on February 2, 2026, we formed the Nominating and Corporate Governance Committee and adopted a charter for the Nominating and Corporate Governance Committee. The charter can be found in the “Governance” section of the “Investors” tab on the Company’s website at https://www.tenholdingsinc.com/. Mr. Gan Yong Sheng is currently the sole member of our Nominating and Corporate Governance Committee and serves as the chair of our Nominating and Corporate Governance Committee. Ms. Yee Won Hiew is expected to be appointed to the Nominating and Corporate Governance Committee, subject to her being elected as a director at the Annual Meeting. We have determined that Mr. Yong Sheng and Ms. Yee Won Hiew satisfy the “independence” requirements of the Nasdaq listing rules. The Nominating and Corporate Governance Committee oversees the Company’s corporate governance framework and Board composition, including developing governance guidelines, identifying and recommending director nominees and committee assignments, evaluating Board and committee performance, and monitoring compliance, ethics, risk management, and senior-management succession.

Meetings of the Board and Committees

The Board and the Audit Committee held no meetings in 2025. In accordance with our bylaws, the Board acted by unanimous written consent in lieu of a meeting seven times in 2025 and our Audit Committee acted by unanimous written consent in lieu of a meeting one time in 2025. The Company did not have a Compensation Committee or Nominating and Corporate Governance Committee as of December 31, 2025.

Attendance by Members of the Board at the Annual Meeting of Stockholders

We encourage each member of the Board to attend our annual meeting of stockholders. We completed our initial public offering in February 2025 and did not have an annual meeting of stockholders in 2025.

Director Nominations

Our Nominating and Corporate Governance Committee recommends to the Board candidates for nomination for election at the annual meeting of stockholders. The Board also considers director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). The Board considers stockholder recommendations for director candidates using the same criteria as candidates identified through the Company’s internal process. Stockholders that wish to recommend a candidate for consideration by the Nominating and Corporate Governance Committee should send such recommendations to our Secretary at TEN Holdings, Inc., 1170 Wheeler Way, Langhorne, Pennsylvania 19047.

Stockholders seeking to nominate a candidate directly for election, rather than recommend a candidate for consideration by the Nominating and Corporate Governance Committee, are advised to consult knowledgeable legal counsel regarding the requirements of applicable law, including, if proxies will be solicited, the federal proxy rules, including Rule 14a-19 under the Exchange Act. The deadlines described under “Stockholder Proposals for Next Annual Meeting” apply only for the respective purposes stated in that section and do not independently create an advance notice requirement for a director nomination.

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The charter of the Nominating and Corporate Governance Committee sets forth, among other things, certain qualifications and criteria that the Nominating and Corporate Governance Committee will consider in evaluating potential director nominees. The charter of the Nominating and Corporate Governance Committee provides that the Board will consider a candidate’s qualification as an independent director, character, integrity and mature judgment, accomplishments and reputation in the business community, knowledge of the Company’s industry or other industries relevant to the Company’s business, specific skills such as financial expertise as needed by the Board, inquisitive and objective perspective, commitment and ability to devote time and effort to Board responsibilities, and diversity of viewpoints, experience, gender and ethnic background. While the Company does not have a formal diversity policy, the Board and the Nominating and Corporate Governance Committee believe that considerations of diversity are, and will continue to be, an important component relating to the Board’s composition, as multiple and varied points of view contribute to a more effective decision-making process.

Process for Sending Communications to the Board

The Board has not established a formal process by which stockholders can send communications to the Board or individual members of the Board. Because the number of communications from stockholders has historically been limited, our policy is to forward to the Board or individual members of the Board any stockholder correspondence that is addressed to the Board or such members. Stockholders that wish to communicate with the Board or any individual member of the Board may do so. Any such communication should be addressed to the Board or specific member or members of the Board in care of our Secretary at TEN Holdings, Inc., 1170 Wheeler Way, Langhorne, Pennsylvania 19047. All such stockholder communications will be forwarded to the member or members of the Board to whom the communications are addressed.

Code of Business Conduct and Ethics

Our Board has adopted a code of business conduct and ethics (the “Code of Ethics”), which is applicable to all of our directors, officers, and employees. The Code of Ethics is publicly available in the “Governance” section of the “Investors” tab on the Company’s website at https://www.tenholdingsinc.com/. There were no waivers from compliance with or amendments to the Code of Ethics during the year ended December 31, 2025. We intend to post any amendments to or waivers from the Code of Ethics that apply to our principal executive officer, principal financial officer, and principal accounting officer, or persons performing similar functions, on our website at https://www.tenholdingsinc.com/.

Insider Trading Policy and Hedging of Company Securities

Our Board adopted an insider trading policy (the “Insider Trading Policy”), which prohibits, among other things, our directors, officers, and employees from engaging in any hedging or monetization transactions with respect to the Company’s securities. In addition, our Insider Trading Policy prohibits our directors, officers, and employees from engaging in certain short-term or speculative transactions in the Company’s securities, such as short-term trading, short sales, and publicly traded options, which could create heightened legal risk and/or the appearance of improper or inappropriate conduct by our directors, officers, and employees. Our Insider Trading Policy is filed as an exhibit to the Annual Report.

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EXECUTIVE OFFICERS

Set forth below is information concerning our sole executive officer as of September 10, 2026.

Name	Age	Position
Virgilio D. Torres	37	Chief Executive Officer, Chief Financial Officer, Secretary and director

Mr. Virgilio D. Torres, a director of the Company, is the Chief Executive Officer, Chief Financial Officer and Secretary of the Company. His biographical information is set forth above under “Proposal One: The Election of Directors Proposal.”

Family Relationships

There are no family relationships among any of our directors, our director nominee or our executive officer.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us with respect to the beneficial ownership, within the meaning of Rule 13d-3 under the Exchange Act, of our Common Stock as of September 8, 2026.

Beneficial ownership includes voting or investment power with respect to the securities. Except as indicated below, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them. Percentage of beneficial ownership of each listed person is based on 11,979,943 shares of Common Stock outstanding as of September 8, 2026.

Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to the securities. In computing the number of shares of Common Stock beneficially owned by persons listed below and the percentage ownership of such persons, shares of Common Stock underlying options, warrants, or convertible securities held by each such person that are exercisable or convertible within 60 days of September 8, 2026 are deemed outstanding, but are not outstanding for computing the percentage ownership of any other person.

	Common Stock Beneficially Owned
Beneficial Owner	Number		Percent
Directors, Director Nominee and Named Executive Officers(1):
Randolph Wilson Jones III(2)	73,694	(3)	0.61%
John M. Orobono Jr.	—		—
Virgilio D. Torres	55,728	(4)	0.46%
Christina M. Maldonado	—		—
Gan Yong Sheng(5)	—		—
Kevin Cheong Jia Jin	—		—
Yee Won Hiew(6)	—		—
All directors and executive officers as a group (6 persons)(7):	129,422		1.07%

5% Stockholders:
V-Cube, Inc.(8)	1,520,000		12.69%

(1)	Unless otherwise indicated, the business address of each of the individuals is 1170 Wheeler Way, Langhorne, PA 19047.
(2)	The address of Randolph Wilson Jones III is 491 Schultz Road, Sellersville, PA 18960.
(3)	Represents shares of Common Stock underlying the stock option granted to Randolph Wilson Jones III under the Company’s Amended and Restated Equity Incentive Plan. Upon Mr. Jones’ separation from the Company on May 8, 2026, the option had vested as to 73,694 shares of Common Stock. Pursuant to the separation agreement entered into between Mr. Jones and the Company in connection with Mr. Jones’ separation from the Company, Mr. Jones will be permitted to exercise any of his vested stock option for a period of one year commencing on May 8, 2026.
(4)	Represents 55,728 shares of Common Stock underlying the stock option granted to Virgilio D. Torres under the Company’s Amended and Restated Equity Incentive Plan that are exercisable within 60 days of September 8, 2026.
(5)	Gan Yong Sheng is not standing for re-election at the Annual Meeting.
(6)	Yee Won Hiew has been nominated by the Board, acting upon the recommendation of the Nominating and Corporate Governance Committee, for election at the Annual Meeting.
(7)	Pursuant to Item 403 of Regulation S-K, includes Mr. Jones, who ceased to be an executive officer effective May 8, 2026, and Mr. Orobono, who ceased to be an executive officer May 9, 2025, but who were each named executive officers for fiscal year 2025.
(8)	The registered address of V-Cube, Inc. is NBF Platinum Tower, 16-17/F 1-17-3 Shirokane 108-0072, Tokyo.

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Executive Compensation

This section provides an overview of our executive compensation programs. We meet the requirements of a “smaller reporting company” and have utilized the scaled reporting requirements available to qualifying companies.

Summary Compensation Table

The following table sets forth, for the fiscal years ended December 31, 2025, and 2024, the dollar value of all cash and noncash compensation earned by our “named executive officers,” as defined under Item 402(m) of Regulation S-K (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Totals ($)
Randolph Wilson Jones III, Former Chief Executive Officer and Director(2)	2025	300,000	95,263	—	—		—	—	—		395,263
	2024	298,077	132,536	—	4,321,644	(3)	—	—	—		4,752,257
John M. Orobono Jr., Former Chief Financial Officer, Secretary and Director(4)	2025	220,000	—	—	—		—	—	45,000	(5)	265,000
	2024	162,077	25,000	—	864,798	(6)	—	—	—		1,051,875
Virgilio D. Torres, Chief Executive Officer, Chief Financial Officer, Secretary and Director(7)	2025	265,000	33,125	—	55,707	(8)	—	—	—		353,832

Notes:

(1)	Amounts in this column represent the aggregate grant-date fair value of option awards granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification Topic 718 (“Topic 718”). For a summary of all assumptions made in the valuation of the option awards, see “Note 12 – Equity Incentive Plan” to our consolidated financial statements in our Annual Report.
(2)	On May 8, 2026, Mr. Randolph Wilson Jones III and the Company mutually agreed Mr. Jones would step down as Chief Executive Officer and Chairman of the Board, effective May 8, 2026.
(3)	On October 10, 2024, the Company granted Mr. Jones an option to purchase 1,381,750 shares of the Company’s Common Stock with an exercise price of $0.46 per share. As a result of the Company’s 1-for-15 reverse stock split, effected on December 1, 2025, the number of shares issuable upon the exercise of this option was reduced to 92,117, with an exercise price of $6.90 per share. The fair value of the stock option as of the grant date was approximately $3.13 per share and was estimated using the Black-Scholes option-pricing model. Adjusted for the Company’s 1-for-15 reverse stock split, the grant date fair value of the stock option, estimated using the Black-Scholes option-pricing model, was approximately $46.91 per share. Upon Mr. Jones’ separation from the Company on May 8, 2026, the option had vested as to 73,694 shares of Common Stock. Pursuant to the separation agreement entered into between Mr. Jones and the Company in connection with Mr. Jones’ separation from the Company, Mr. Jones will be permitted to exercise any of his vested stock option for a period of one year commencing on May 8, 2026.

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(4)	On May 9, 2025, Mr. John M. Orobono Jr. resigned as Chief Financial Officer, Secretary and director of the Company.
(5)	Represents severance paid to Mr. Orobono in connection with his May 9, 2025 resignation.
(6)	On October 10, 2024, the Company granted Mr. Orobono an option to purchase 276,500 shares of the Company’s Common Stock with an exercise price of $0.46 per share. As a result of the Company’s 1-for-15 reverse stock split, effected on December 1, 2025, the number of shares issuable upon the exercise of this option was reduced to 18,433, with an exercise price of $6.90 per share. The fair value of the stock option as of the grant date was approximately $3.13 per share and was estimated using the Black-Scholes option-pricing model. Adjusted for the Company’s 1-for-15 reverse stock split, the grant date fair value of the stock option, estimated using the Black-Scholes option-pricing model, was approximately $46.91 per share. Upon Mr. Orobono’s resignation on May 9, 2025, the option had vested as to 69,125 shares of the Company’s Common Stock. On August 7, 2025 the vested portion of the option was returned pursuant to the vesting and forfeiture terms of the option grant.
(7)	On June 30, 2025, the Board appointed Mr. Virgilio D. Torres to serve as the new Chief Financial Officer and director of the Company. On May 8, 2026, the Board appointed Mr. Virgilio D. Torres to serve as the new Chief Executive Officer of the Company, in addition to his existing roles.
(8)	On June 30, 2025, the Company granted Mr. Torres an option to purchase 323,884 shares of the Company’s Common Stock with an exercise price of $0.36 per share. As a result of the Company’s 1-for-15 reverse stock split, effected on December 1, 2025, the number of shares issuable upon the exercise of this option was reduced to 21,592, with an exercise price of $5.40 per share. The fair value of the stock option as of the grant date was approximately $0.17 per share and was estimated using the Black-Scholes option-pricing model. Adjusted for the Company’s 1-for-15 reverse stock split, the grant date fair value of the stock option, estimated using the Black-Scholes option-pricing model, was approximately $2.58 per share.

Employment Agreements with Our Named Executive Officers

The Company has entered into employment agreements with Randolph Wilson Jones III, our former Chief Executive Officer, John M. Orobono Jr., our former Chief Financial Officer, and Virgilio D. Torres, our Chief Executive Officer, Chief Financial Officer and Secretary. A summary of the terms of the current employment agreements with our Company is set forth below.

Employment Agreement with Randolph Wilson Jones III

Pursuant to the employment agreement by and between the Company and Randolph Wilson Jones III, dated December 22, 2025, Mr. Jones served as the Chief Executive Officer of the Company until May 8, 2026, and was entitled to (i) an annual salary of $300,000, minus applicable taxes; (ii) an annual bonus based on a target level of $200,000; (iii) such stock options and equity awards as may be determined by the Board of the Company, in its sole discretion, consistent with its policies and practices pertaining to equity awards for Company’s executives; and (iv) participation in any standard employee benefit plan of the Company that existed at the time of the agreement or that may be adopted by the Company in the future, including, but not limited to, any retirement plan, life insurance plan, health insurance plan and travel/holiday plan. Either party could terminate the employment relationship at any time without cause, upon three months’ prior written notice. Mr. Jones’ employment agreement was terminated upon his separation from the Company on May 8, 2026.

Employment Agreement with John M. Orobono Jr.

Pursuant to the offer letter by and between the Company and John M. Orobono Jr., dated August 1, 2024, Mr. Orobono served as the Chief Financial Officer of the Company, and was entitled to (i) an annual salary of $215,000, minus applicable taxes; (ii) an annual bonus of 20% of the salary, depending on the business performance; (iii) 1% equity stock of TEN Holdings, Inc., to be determined upon establishment of the Company’s equity plan; and (iv) certain benefit plans and a 401(k) retirement plan. Either party was able to terminate the employment relationship at any time without cause, and with or without notice. Mr. Orobono’s offer letter was terminated upon his resignation from the Company on May 9, 2025.

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Employment Agreement with Virgilio D. Torres

Pursuant to the amended and restated employment agreement by and between the Company and Virgilio D. Torres, dated December 22, 2025, Mr. Torres serves as the Chief Executive Officer and Chief Financial Officer of the Company, and is entitled to (i) an annual salary of $400,000, minus applicable taxes; (ii) an annual bonus of 25% of the salary, depending on the business performance; (iii) such stock options and equity awards as may be determined by the Board of the Company, in its sole discretion, consistent with its policies and practices pertaining to equity awards for Company’s executives; and (iv) participation in any standard employee benefit plan of the Company that existed at the time of the agreement or that may be adopted by the Company in the future, including, but not limited to, any retirement plan, life insurance plan, health insurance plan and travel/holiday plan. Either party may terminate the employment relationship at any time without cause, upon three months' prior written notice.

Equity Awards to Named Executive Officers

On September 5, 2024, the Board and sole stockholder adopted an equity incentive plan (the “Original Equity Incentive Plan”) under which an aggregate of 10% of the Company’s authorized shares of Common Stock, which equals 12,500,000 shares of Common Stock, were reserved for issuance. On September 27, 2024, the Company’s Board and then sole stockholder approved an amended and restated equity incentive plan (the “Amended and Restated Equity Incentive Plan”) which changed the maximum number of shares of Common Stock of the Company reserved and available for granting awards from 12,500,000 to 4,000,000. The Amended and Restated Equity Incentive Plan allows for the issuance of options, stock appreciation rights, restricted stock, restricted stock unit, performance award, dividend equivalent, and other stock-based awards to selected employees, officers, directors and consultants, for them to acquire a proprietary interest in the growth and performance of the Company.

On October 10, 2024, the Company granted stock options to certain individuals who were the Company’s directors and employees to purchase an aggregate of 2,640,250 shares of Common Stock at an exercise price of $0.46 per share. As a result of the Company’s 1-for-15 reverse stock split, effected on December 1, 2025, the number of shares issuable upon the exercise of this option was reduced to 176,017, with an exercise price of $6.90 per share. The options have a contractual term of ten years and vested as to 60% of the underlying shares upon the completion of the Company’s initial public offering with the remaining 40% of the underlying shares having a one-year cliff, wherein approximately 13.3% vested in October 2025 and the remaining vested or will thereafter vest in equal monthly installments, commencing November 2025 until October 2027, so that all the shares subject to the option shall vest by October 2027. Pursuant to the award agreements, an aggregate of 1,122,925 shares of Common Stock (or 74,862 shares of Common Stock, as adjusted for the Company’s 1-for-15 reverse stock split, effected on December 1, 2025) vested upon the completion of the Company’s initial public offering. The total value of the stock options granted on October 10, 2024 under the Amended and Restated Equity Incentive Plan was approximately $8.3 million as of such grant date.

On June 30, 2025, the Company granted a stock option Mr. Virgilio D. Torres, the Company’s current Chief Executive Officer, Chief Financial Officer, Secretary and director, to purchase an aggregate of 323,884 shares of Common Stock at an exercise price of $0.36 per share. As a result of the Company’s 1-for-15 reverse stock split, effected on December 1, 2025, the number of shares issuable upon the exercise of this option was reduced to 21,592, with an exercise price of $5.40 per share. The option has a contractual term of ten years and vests as to one third of the underlying shares on June 30, 2026 and vests as to the remaining underlying shares in equal monthly installments beginning on July 30, 2026. The total value of the stock option granted on June 30, 2025 under the Amended and Restated Equity Incentive Plan was approximately $55,707 as of such grant date.

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A summary of the number and the value of the outstanding equity awards as of December 31, 2025, held by the Named Executive Officers is set out in the table below.

Outstanding Equity Awards at Fiscal Year-End
	Option awards						Stock awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Randolph Wilson Jones III	69,599	22,517	(1)	—	6.90	October 10, 2034	—	—	—	—
John M. Orobono Jr.(2)	—	—		—	—	—	—	—	—	—
Virgilio D. Torres	—	21,592	(3)	—	5.40	June 30, 2035	—	—	—	—

Notes:

(1)	On October 10, 2024, the Company granted Mr. Jones an option to purchase 1,381,750 shares of the Company’s Common Stock with an exercise price of $0.46 per share. As a result of the Company’s 1-for-15 reverse stock split, effected on December 1, 2025, the number of shares issuable upon the exercise of this option was reduced to 92,117, with an exercise price of $6.90 per share. The option vested as to 60% of the underlying shares upon the completion of the Company’s initial public offering in February 2025 and the remaining 40% have a one-year cliff, wherein approximately 13.3% of the option vested in October 2025 and the remaining option vested or will thereafter vest in equal monthly installments, commencing November 2025 until October 2027, so that all the shares subject to the option shall vest by October 2027. The option has an expiration date of October 10, 2034. Upon Mr. Jones’ separation from the Company on May 8, 2026, the option had vested as to 73,694 shares of Common Stock. Pursuant to the separation agreement entered into between Mr. Jones and the Company in connection with Mr. Jones’ separation from the Company, Mr. Jones will be permitted to exercise any of his vested stock option for a period of one year commencing on May 8, 2026.
(2)	On October 10, 2024, the Company granted Mr. Orobono an option to purchase 276,500 shares of the Company’s Common Stock with an exercise price of $0.46 per share. As a result of the Company’s 1-for-15 reverse stock split, effected on December 1, 2025, the number of shares issuable upon the exercise of this option was reduced to 18,433, with an exercise price of $6.90 per share. The option vested as to 25% of the underlying shares upon the completion of the Company’s initial public offering in February 2025 and the remaining 75% have a one-year cliff, wherein 25% of the award was to vest in October 2025 and the remaining option was to thereafter vest in equal monthly installments, commencing November 2025 until October 2027, so that all the shares subject to the option were to vest by October 2027. Upon Mr. Orobono’s resignation on May 9, 2025, the option had vested as to 69,125 shares of the Company’s Common Stock. On August 7, 2025 the vested portion of the option was returned pursuant to the vesting and forfeiture terms of the option grant.

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(3)	On June 30, 2025, the Company granted Mr. Torres an option to purchase 323,884 shares of the Company’s Common Stock with an exercise price of $0.36. As a result of the Company’s 1-for-15 reverse stock split, effected on December 1, 2025, the number of shares issuable upon the exercise of this option was reduced to 21,592, with an exercise price of $5.40 per share. The option vests as to one third of the underlying shares on June 30, 2026 and vests as to the remaining underlying shares in equal monthly installments beginning on July 30, 2026. The option has an expiration date of June 30, 2035.

Retirement Benefits for Our Named Executive Officers

We maintain medical, dental and vision benefit plans as well as a 401(k) plan in which all full-time employees are eligible to participate. Our 401(k) plan is meant to encourage employees to save some portion of their cash compensation for their retirement. Employees are eligible to participate in our 401(k) plan immediately upon hire.

Change in Control Arrangements

Pursuant to the amended and restated employment agreement by and between the Company and Virgilio D. Torres, dated December 22, 2025, should the Company terminate Mr. Torres’ employment without cause or should Mr. Torres terminate his employment for good reason (as defined in the agreement) within the period commencing six months prior to and ending twelve months following a change in control of the Company, Mr. Torres is entitled to lump sum payment in an amount equal to twelve months of his then current base salary. Upon a change in control, all outstanding unvested stock options then held by Mr. Torres shall fully vest and become exercisable. If following the change in control, a covered termination (as defined in the agreement) occurs, Mr. Torres will be permitted to exercise any vested stock options during the twelve (12) month period following such covered termination through a “cashless exercise,” whereby (a) a number of shares of stock subject to the stock options being exercised that have a total fair market value on the date of such exercise that is equal to (i) the aggregate exercise price for all such stock options being exercised plus (ii) the aggregate tax withholding obligations that Mr. Torres would be subject to upon the exercise of the stock options being exercised, are surrendered to the Company (or its successor) in lieu of payment of such exercise price and tax withholding obligations, and (b) Mr. Torres receives the remaining number of shares of stock subject to such stock options.

Clawback Policy

We have adopted a Compensation Recovery Policy effective as of February 2025 that complies with the Nasdaq’s clawback rules promulgated under the SEC’s Rule 10D-1. Under this policy, the Compensation Committee must determine and recover the excess compensation related to all incentive-based compensation that was paid to our executive officers based on financial statements that were subsequently restated. The policy provides that, if the Compensation Committee determines that there has been a material restatement of publicly issued financial results from those previously issued to the public, the Compensation Committee will review all incentive-based compensation made to executive officers during the three-year period prior to the restatement. If such payments would have been lower had they been calculated based on such restated results, the Compensation Committee will recoup the payments in excess of the amount that would have been received had it been determined based on the restated amounts. Additionally, the Sarbanes-Oxley Act of 2002 subjects incentive-based compensation and stock sale profits of our Chief Executive Officer and Chief Financial Officer to forfeiture in the event of an accounting restatement resulting from any non-compliance, as a result of their misconduct, with any financial reporting requirement under securities laws. Since January 1, 2025, we have not prepared any accounting restatements that would require recoupment of compensation under the Compensation Recovery Policy.

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Timing of Grants of Certain Equity Awards

We do not have any formal policies regarding the timing of awards of options in relation to the disclosure of material nonpublic information. On June 30, 2025, we granted Virgilio D. Torres an option to purchase 323,884 shares of the Company’s Common Stock with an exercise price of $0.36. As a result of the Company’s 1-for-15 reverse stock split, effected on December 1, 2025, the number of shares issuable upon the exercise of this option was reduced to 21,592, with an exercise price of $5.40 per share. On July 2, 2025, we filed a Current Report on Form 8-K announcing that the Company had received deficiency letters from the Listing Qualifications Department of Nasdaq. Accordingly, the June 30, 2025 grant occurred during a period beginning four business days before the filing of a Form 8-K that disclosed material nonpublic information and ending one business day after the filing of such report. The table below provides the information required by Item 402(x) of Regulation S-K:

Name	Grant Date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award

Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information

Virgilio D. Torres, Chief Financial Officer, Secretary and Director	June 30, 2025	21,592	5.40	2.58	6.34%

If we grant additional options in the future, it is anticipated that the Board will take material nonpublic information into account when determining the timing and terms of such an award, with the goal being to not grant such awards close in time to the release of any material nonpublic information. We have never timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Compensation Committee Interlocks and Insider Participation

The Company is not required to provide the disclosure required for Compensation Committee Interlocks and Insider Participation under Item 407(e)(4) of Regulation S-K, since it qualifies as a “smaller reporting company.”

Compensation Committee Report

The Company is not required to provide the disclosure required for Compensation Committee Report under Item 407(e)(5) of Regulation S-K, since it qualifies as a “smaller reporting company.”

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Director Compensation

The compensation of our directors is set by the Board.

Yuji Ishida, a former director of the Company, and Gan Yong Sheng served without receiving any compensation for services rendered to our Company or our subsidiary for the fiscal year ended December 31, 2025. Naoaki Mashita, our former director, also served without receiving any compensation for services rendered to our Company or our subsidiary for the fiscal year ended December 31, 2025.

The Company did not pay Randolph Wilson Jones III, John M. Orobono Jr. or Virgilio D. Torres for their services as directors of the Company for the fiscal year ended December 31, 2025.

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Certain Relationships and Related Party Transactions

Material Transactions with Related Parties

The following is a description of transactions since January 1, 2025 to which we were a party in which (i) the amount involved exceeded or will exceed the lesser of (A) $120,000 or (B) one percent of our average total assets at year-end for the last two completed fiscal years and (ii) any of our directors, director nominees, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, any of the foregoing persons, who had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control, and other similar arrangements, which are described in the section of this Proxy Statement titled “Executive Compensation.”

These related parties of the Company with whom transactions are described below are as follows:

Name of Related Parties	Nature of Relationship on December 31, 2025
V-Cube, Inc.	The largest stockholder of the Company
Wizlearn Technologies Pte. Ltd.	An affiliate of the Company and a subsidiary of V-Cube, Inc.
Naoaki Mashita	Chief Executive Officer of V-Cube, Inc., the largest stockholder of the Company
PAVE Education Pte. Ltd.	An affiliate of the Company and a subsidiary of V-Cube, Inc.

In the ordinary course of business, during the year ended December 31, 2025, the Company was involved in certain transactions, either at cost or current market prices, and on normal commercial terms with related parties.

The Company had the following related party balances as of December 31, 2025 (in thousands):

	Nature of transactions	December 31, 2025
Receivable due from related party:
V-Cube, Inc.	For additional paid-in capital	$5,400

	Nature of transactions	Amount Outstanding as of December 31, 2025	Largest Aggregate Amount Outstanding During the Year Ended December 31, 2025
Short-term loans due to related parties:
V-Cube, Inc.	Loan payable for working capital	465	4,062
Naoaki Mashita	Loan payable for working capital	120	450
Wizlearn Technologies Pte. Ltd.	Loan payable for working capital	1,665	1,815
PAVE Education Pte. Ltd.	Loan payable for working capital	2,321	2,322

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During the year ended December 31, 2025, the Company paid V-Cube, Inc. $2.0 million of the aggregate principal amount of the loan with V-Cube, Inc. and no payments were made with respect to the aggregate principal amount owed on the loans from Naoaki Mashita, Wizlearn Technologies Pte. Ltd. or PAVE Education Pte. Ltd. The interest due under the loans with related parties has a PIK feature and all interest thereunder will be added to the principal and be due upon maturity. All of the loans hold a rate of 6%.

Related Party Transactions Policy

The Company has adopted written policies and procedures for the review, approval, and ratification of transactions with related persons. These policies apply to any transaction, arrangement, or relationship in which the Company is a participant and in which a director, executive officer, holder of more than 5% of the Company’s outstanding capital stock, or any of their immediate family members has or may have a direct or indirect material interest.

Under these policies, related party transactions are reviewed to determine whether the terms of the transaction are fair and reasonable to the Company and on terms no less favorable than those that could be obtained from unaffiliated third parties. In evaluating such transactions, the Company considers, among other factors, the nature of the related person’s interest, the material terms of the transaction, the benefits to the Company, and whether the transaction could give rise to a conflict of interest.

All related party transactions are subject to review and approval by the Board or the Audit Committee, as applicable.

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Report of the Audit Committee

The Audit Committee operates pursuant to a written charter, which complies with the corporate governance standards of Nasdaq. A copy of the current charter is available on our website at https://www.tenholdingsinc.com/. This report reviews the actions taken by the Audit Committee with regard to our financial reporting process for the fiscal year 2025 and the audited consolidated financial statements.

The Audit Committee is composed solely of independent directors. None of the Audit Committee members is or has been an officer or employee of the Company or any of our subsidiaries or has any current business or any family relationship with the Company or any of our subsidiaries or affiliates.

Our management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to select annually the accountants to serve as our independent auditors for the coming year.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in our Annual Report, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee also discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also reviewed and discussed with the independent auditors the critical audit matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the Audit Committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved the auditor’s especially challenging, subjective or complex judgments. In addition, the Audit Committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures and the letter required by the PCAOB regarding the independent auditors’ communications with the Audit Committee regarding independence. The Audit Committee also considered whether the provision of services during the fiscal year ended December 31, 2025 by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of our interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.

Additionally, the Audit Committee discussed with the independent auditors the overall scope and plan for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report for filing with the SEC.

*The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Submitted by the current Audit Committee members as of September 8, 2026. *

THE AUDIT COMMITTEE

Christina M. Maldonado

Gan Yong Sheng

* Mr. Yuji Ishida resigned from the Board on July 23, 2026. Mr. Kevin Cheong Jia Jin joined the Audit Committee as of August 31, 2026.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and those who beneficially own more than 10% of shares of our Common Stock to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. You can view these reports on the SEC’s website at www.sec.gov.

To our knowledge, based solely on a review of the copies of such reports filed with the SEC and written representations from our current directors and executive officers that no other reports were required, during the fiscal year ended December 31, 2025, all Section 16 filing requirements applicable to our officers and directors and those who beneficially own more than 10% of shares of our Common Stock were complied with, except that the initial report of ownership for Mr. Virgilio D. Torres and a subsequent report of a change in ownership resulting from an employee stock option grant to Mr. Virgilio D. Torres were filed late, the initial report of ownership for Mr. Yuji Ishida, our former director, was filed late, the initial report of ownership for Mr. Gan Yong Sheng will be filed late and the initial report of ownership for Ms. Christina M. Maldonado was filed late.

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Stockholder Proposals for Next Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement and form of proxy for the 2027 annual meeting of stockholders. Any such proposal must be submitted in writing and must be received by our Secretary at TEN Holdings, Inc., 1170 Wheeler Way, Langhorne, Pennsylvania 19047, no later than May 13, 2027. If we change the date of our 2027 annual meeting of stockholders by more than 30 calendar days from the date of the one-year anniversary of the 2026 Annual Meeting, then the deadline for such stockholder proposals shall be a reasonable time before we begin to print and send our proxy materials for the 2027 annual meeting of stockholders. In such case, we will publicly disclose a revised deadline for Rule 14a-8 proposals in accordance with SEC rules. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Stockholder proposals intended to be submitted at the 2027 annual meeting of stockholders outside the processes of Rule 14a-8 under the Exchange Act will be considered untimely under Rule 14a-4(c)(1) under the Exchange Act if not received by the Company on or before July 27, 2027. If we do not receive timely notice of such proposal, the proxy holders may exercise discretionary voting authority with respect to the matter if it is properly brought before the meeting. If we change the date of our 2027 annual meeting of stockholders by more than 30 calendar days from the date of the one-year anniversary of the 2026 Annual Meeting, such proposals will be considered untimely if not received a reasonable time before we send our proxy materials for the 2027 annual meeting of stockholders. In such case, we will publicly disclose a revised deadline by which such notice must be received.

In addition, in order to comply with universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company no later than August 30, 2027, that sets forth the information required by Rule 14a-19 under the Exchange Act. If we change the date of our 2027 annual meeting of stockholders by more than 30 calendar days from the date of the one-year anniversary of the 2026 Annual Meeting, then the deadline for providing notice pursuant to Rule 14a-19 is the later of (i) the 60th calendar day prior to the 2027 annual meeting of stockholders or (ii) the 10th calendar day following the day on which public announcement of the date of the 2027 annual meeting of stockholders is first made by the Company.

Householding

Householding is a program adopted by the SEC that permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports, proxy statements and the notices of internet availability of proxy materials sent to multiple stockholders of record who have the same address by delivering a single annual report, proxy statement or notice of internet availability of proxy materials to that address. Householding is designed to reduce a company’s printing costs and postage fees. Brokers with account holders who are stockholders of the Company may be householding our proxy materials. If your household participates in the householding program, you will receive one Notice of Internet Availability. If you are a beneficial owner, you can request information about householding from your broker, bank or other agent. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, Annual Report or Notice of Internet Availability, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to our Secretary at TEN Holdings, Inc., 1170 Wheeler Way, Langhorne, Pennsylvania 19047. In addition, we will promptly deliver, upon written request to the address above, a separate copy of the Annual Report, this Proxy Statement and the Notice of Internet Availability to a stockholder at a shared address to which a single copy of the documents was delivered.

If you receive more than one Notice of Internet Availability, this means that you have multiple accounts holding Common Stock with brokers and/or Computershare. Please vote all of your shares by following the instructions included on each Notice of Internet Availability. Additionally, to avoid receiving multiple sets of proxy materials in the future, we recommend that you contact Broadridge Financial Services, Inc. at www.proxyvote.com or 1-866-540-7095 or by mail at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, to consolidate as many accounts as possible under the same name and address. If you are a beneficial owner, please call your broker for instructions.

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Where to Get Additional Information

As a reporting company, we are subject to the informational requirements of the Exchange Act, and accordingly, we are required to file our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Our SEC filings are available to the public at the SEC website at www.sec.gov.

Other Matters

As of the date of this Proxy Statement, the Board is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Virgilio D. Torres
Virgilio D. Torres
Chief Executive Officer and Chief Financial Officer

September 10, 2026

A copy of our Annual Report (excluding exhibits) is available without charge upon written request to our Secretary at TEN Holdings, Inc., 1170 Wheeler Way, Langhorne, Pennsylvania 19047. Our Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Our Annual Report is also available online at https://www.tenholdingsinc.com/investor-relations.

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TEN HOLDINGS, INC.
1170 WHEELER WAY
LANGHORNE, PA 19047

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/XHLD2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T03769-P56648

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TEN HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. The election of each of the director nominees listed below;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mr. Virgilio D. Torres
02) Ms. Christina M. Maldonado
03) Ms. Yee Won Hiew
04) Mr. Kevin Cheong Jia Jin

The Board of Directors recommends you vote FOR the following proposal:

NOTE: To consider and act upon any other business that may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

T03770-P56648

TEN HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 29, 2026, 9:00 A.M., EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Virgilo Torres, as proxy, with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TEN HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Time, on October 29, 2026, held virtually at www.virtualshareholdermeeting.com/XHLD2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side